SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                             Current Report Pursuant

                          to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         January 5, 2000
                                                 -------------------------------


                              SPECTRIAN CORPORATION
--------------------------------------------------------------------------------
           (Exact Name of the Registrant as Specified in Its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         0-24360                                          77-0023003
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


350 West Java Drive, Sunnyvale, California                              94089
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                            (Zip Code)


                                 (408) 745-5400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant.

         On January 5, 2000, Spectrian Corporation (the "Company") dismissed KPMG LLP ("KPMG") as the Company's independent public accountants, a capacity in which the firm had served for several years, and on such date also selected PricewaterhouseCoopers LLP ("PWC") to replace KPMG in this role. The decision to change the Company's independent accountants was approved by the Company's full Board of Directors.

         During the Company's two most recent fiscal years and the subsequent interim period preceding the change in accountants, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements for the two most recent fiscal years. In addition, KPMG's reports on the financial statements of the Company for the past two years contained unqualified opinions.

         KPMG's letter to the Audit Committee related to its audit of the Company's consolidated financial statements of the fiscal year ended March 31, 1999 included two reportable conditions that (1) the Company was not reconciling certain balance sheet accounts maintained in the general ledger on a monthly basis and (2) the reduced production of the Company's products in the fiscal year ended March 31, 1999 resulted in an under absorption of overhead and the resulting variances were not adequately allocated between cost of sales and inventory on hand. The Company believes it has resolved these reportable conditions noted above. The subject matter of the reportable conditions were discussed with the Company's Audit Committee as were the subsequent remedial actions taken and the informal assessments by KPMG of those actions in subsequent interim periods.

         The Company has authorized KPMG to respond fully to the inquiries of PWC. The Company also provided KPMG with a copy of the disclosures it is making in this Item 4. KPMG has furnished the Company with a letter addressed to the Commission stating that it agrees with the statements made by the Company herein. The Company has filed a copy of KPMG's letter as Exhibit 99.1 to this Report and is hereby incorporated by reference herein.

         During the two most recent fiscal years and through the date of this report, the Company has not consulted with PWC on items which (i) were or should have been subject to SAS 50 or (ii) concerned the subject matter of a disagreement or reportable event with KPMG as described in Item 304(a)(2) of Regulation S-K. PWC currently advises the Company on federal, state and local tax matters.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

                 Exhibit
                 Number           Description
                 -----            -----------

                 99.1             Letter from KPMG LLP dated January 10, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 10, 2000

                                      SPECTRIAN CORPORATION



                                      By: /s/ Garrett A. Garrettson
                                          -----------------------------------
                                          Garrett A. Garrettson
                                          President and Chief Executive
                                          Officer



                                      By: /s/ Michael D. Angel
                                          -----------------------------------
                                          Michael D. Angel
                                          Executive Vice President, Finance
                                          and Administration, Chief Financial
                                          Officer and Secretary

                              SPECTRIAN CORPORATION

                                    FORM 8-K

                                INDEX TO EXHIBITS



                 Exhibit
                 Number           Description
                 ------           -----------

                 99.1             Letter of KPMG LLP dated January 10, 2000